EXHIBIT 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Amendment No. 1 to the Annual Report of Columbia Banking System, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Amended Report”), we, Melanie J. Dressel, President and Chief Executive Officer, and Clint E. Stein, Executive Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Amended Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Amended Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MELANIE J. DRESSEL
Melanie J. Dressel President and Chief Executive Officer Columbia Banking System, Inc.

/s/ CLINT E. STEIN
Clint E. Stein Executive Vice President and Chief Financial Officer Columbia Banking System, Inc.
Dated: March 26, 2014